STATEMENT OF ADDITIONAL INFORMATION                             October 31, 1999
-----------------------------------


                             THE PRIMARY TREND FUNDS

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Primary Trend Funds dated October 31, 1999. Requests for copies of the prospectus should be made in writing to The Primary Trend Funds, First Financial Centre, 700 North Water Street, Milwaukee, Wisconsin 53202, or by calling 1-800-443-6544.

          The following financial statements are incorporated by reference to the Annual Report, dated June 30, 1999, of The Primary Trend Funds (File Nos. 811-04704 and 811-05831), as filed with the Securities and Exchange Commission on August 25, 1999:

          The Primary Trend Fund, Inc.

                 Portfolio of Investments
                 Statement of Assets and Liabilities
                 Statement of Operations
                 Statement of Changes in Net Assets
                 Financial Highlights
                 Notes to Financial Statements
                 Report of Independent Auditors

          The Primary Income Funds, Inc.

                 Portfolio of Investments
                 Statements of Assets and Liabilities
                 Statements of Operations
                 Statements of Changes in Net Assets
                 Financial Highlights
                 Notes to Financial Statements
                 Report of Independent Auditors

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-443-6544.


                          THE PRIMARY TREND FUND, INC.
                         THE PRIMARY INCOME FUNDS, INC.
                             First Financial Centre
                             700 North Water Street
                           Milwaukee, Wisconsin 53202

                             THE PRIMARY TREND FUNDS

                                Table of Contents

                                                                       Page No.
                                                                       --------
General Information and History...................................        3
Investment Restrictions...........................................        3
Investment Considerations.........................................        5
Directors and Officers of the Companies...........................       11
Ownership of Management and Principal
     Shareholders.................................................       13
Investment Adviser and Administrator..............................       15
Determination of Net Asset Value..................................       18
Performance and Yield Information.................................       19
Purchase of Shares................................................       22
Redemption of Shares     .........................................       23
Exchanging Shares.................................................       24
Allocation of Portfolio Brokerage.................................       25
Custodian.........................................................       26
Taxes.............................................................       26
Independent Auditors..............................................       27
Shareholder Meetings..............................................       27
Capital Structure.................................................       29
Description of Securities Ratings.................................       30


          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 1999 and, if given or made, such information or representations may not be relied upon as having been authorized by The Primary Trend Funds.

          This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

          The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (collectively the "Companies") are open-end, diversified management companies registered under the Investment Company Act of 1940. The Primary Income Funds, Inc. consists of a series of two funds: The Primary Income Fund and The Primary U.S. Government Fund. The Companies are Wisconsin corporations. The Primary Trend Fund, Inc. was incorporated on June 3, 1986 and The Primary Income Funds, Inc. was incorporated on April 5, 1989. (The Primary Trend Fund, The Primary Income Fund and the Primary U.S. Government Fund are hereinafter individually referred to as a "Fund" and collectively as the "Funds").

                             INVESTMENT RESTRICTIONS

          Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of that Fund.

          1. None of the Funds will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Primary Income Fund and The Primary U.S. Government Fund will not invest in warrants which are unattached to fixed income securities. The Primary Trend Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of such Fund's net assets and of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase securities at a specified price, valid for a specified period of time. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. If a Fund does not exercise a warrant, its loss will be the purchase price of the warrant.

          2. None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and none of the Funds will pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of such Fund's net assets.

          3. None of the Funds will lend money (except by purchasing publicly distributed debt securities) or lend its portfolio securities.

          4. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission, and where as a result of such purchase such Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of such Fund's net assets, taken at current value, would be invested in securities of registered closed-end investment companies. The Funds have no current intention of investing in securities of closed-end investment companies.

          5. None of the Funds will make investments for the purpose of exercising control or management of any company.

          6. Each of the Funds will limit its purchases of securities of any one issuer (other than the United States or an agency or instrumentality of the United States government) in such a manner that it will satisfy the requirements of Section 5(b)(1) of the Investment Company Act of 1940. Pursuant to Section 5(b)(1) of the Investment Company Act of 1940 at least 75% of the value of a Fund's total assets must be represented by cash and cash items (including
receivables),  U.S.  government  securities,   securities  of  other  investment
companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.

          7. None of the Funds will concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry, except that The Primary Income Fund will concentrate more than 25% of the value of its assets in companies primarily engaged in the utility industry.

          8. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of either Company or an officer, director or other affiliated person of such Fund's investment adviser.

          9. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of either Company, or directors, officers or other affiliated persons of such Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

          10. None of the Funds will act as an underwriter or distributor of securities other than shares of the applicable Company and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

          11. None of the Funds will purchase any interest in any oil, gas or any other mineral exploration or development program.

          12. None of the Funds will purchase or sell real estate or real estate mortgage loans, but each of the Funds may purchase securities of issuers whose assets consist primarily of real estate or real estate mortgage loans.

          13. None of the Funds will purchase or sell commodities or commodities contracts.

          14. None of the Funds will invest more than 5% of such Fund's total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          15. No Fund's investments in illiquid and/or not readily marketable securities will exceed 10% of such Fund's total assets. The Funds have no current intention of investing in illiquid and/or not readily marketable securities.

                            INVESTMENT CONSIDERATIONS

Money Market Instruments

          Each of the Funds may invest in cash and money market instruments. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market instruments in which they invest include U.S. Treasury Bills, commercial paper and commercial paper master notes.

          The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest two rating categories by a nationally recognized statistical rating organization (NRSRO); or unrated commercial paper and commercial paper master notes which the Funds' investment adviser believes to be of comparable quality. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Investment Grade Investments

          Each of the Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when its investment adviser believes such securities offer opportunities for growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. Except as set forth below, the Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the four highest ratings of either Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa), or unrated bonds which the Funds' investment adviser believes to be of comparable quality. Obligations rated BBB by S&P or Baa by Moody's, although investment grade, do exhibit speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than in the case of the issuers of higher rated obligations. Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. If a non-convertible bond or debenture is downgraded below investment grade by both S&P and Moody's, the Funds' investment adviser will review such investment on an independent basis to determine whether the security should be sold or retained.

Low-Rated Securities

          Each of The Primary Trend Fund and The Primary Income Fund may invest up to 5% of its total assets in corporate obligations rated less than investment grade if, in the opinion of its investment adviser, such lesser rating is due to a special situation or other extenuating circumstances. Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below. See "DESCRIPTION OF SECURITIES RATINGS."

     Effect of Interest Rates and Economic Changes
     ---------------------------------------------

          The low-rated security market is relatively new and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for, and adversely affect the value of, high-yield securities.

          Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, The Primary Trend Fund and/or The Primary Income Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in either Fund's net asset value.

          The value of a low-rated security generally will decrease in a rising interest rate market. If either The Primary Trend Fund or The Primary Income Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), either The Primary Trend Fund or The Primary Income Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce such Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for such Fund.

     Payment Expectations
     --------------------

          Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuers of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, The Primary Trend Fund and/or The Primary Income Fund may have to replace the securities with a lower yielding security which could result in less income for such Funds.

     Credit Ratings
     --------------

          Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated securities will be more dependent on the Adviser's credit analysis than would be the case with investments in investment grade debt securities. The Adviser employs its own credit research and analysis which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in The Primary Trend Fund's and The Primary Income Fund's portfolios and carefully evaluates whether to dispose of or to retain low-rated securities whose credit ratings or credit quality may have changed.

     Liquidity and Valuation
     -----------------------

          The Primary Trend Fund and The Primary Income Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities there is no established retail secondary market for many of these securities. Such Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the respective net asset values of The Primary Trend Fund and The Primary Income Fund, and such Funds' ability to dispose of particular securities when necessary to meet their liquidity needs or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for The Primary Trend Fund and The Primary Income Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Zero Coupon and Pay-In-Kind and Step Coupon Securities

          The Primary Income Fund may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report as interest income each year the portion of the original issue discount on such securities that accrues that year, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Company must distribute each Fund's investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because The Primary Income Fund will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments commence, in some years The Primary Income Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

          The market prices of zero coupon, step coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

Government Obligations

          Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

          Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Preferred Stocks

          The Primary Trend Fund and The Primary Income Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit qualify of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

American Depository Receipts

          The Primary Trend Fund and The Primary Income Fund may invest in American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

          Both The Primary Trend Fund and The Primary Income Fund may invest in ADRs which are "sponsored" or "unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Portfolio Turnover

          The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

Utilities Industries Concentration

          The Primary Income Fund will invest at least 25% of the value of its assets in securities issued by companies primarily engaged in the utility industries. Public utilities, whether state, municipal or investor-owned, often experience certain general problems associated with these industries, including the difficulty in obtaining an adequate return on invested capital in spite of frequent increases in rates which have been granted by the Public Service Commissioners having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and increased cost and delays attributable to environmental considerations, the difficulty of the capital markets in absorbing utility debt and equity securities, the difficulty in obtaining fuel for electric generation at reasonable prices and the effects of energy conservation. Certain utilities in which The Primary Income Fund may invest may operate nuclear power generation facilities. Various governmental bodies are conducting, and may be expected to conduct in the future, reviews relating to nuclear power generation. It is difficult to predict with any degree of certainty the findings, recommendations and other results of these or any future studies and hearings, whether any recommended legislation will be adopted, or whether governmental regulations affecting nuclear generation will be significantly modified. While it is difficult to predict the effect of any of the foregoing on such utilities or any of their products, facilities under construction may be subjected to changes in regulatory requirements and to closer regulatory scrutiny, which in turn may increase exposure to licensing related impacts on schedules, design and operating requirements. Finally, utilities can be expected to experience increased competitive pressures as a consequence of deregulation efforts.

                     DIRECTORS AND OFFICERS OF THE COMPANIES

          As Wisconsin corporations, the business and affairs of each Company are managed by its officers under the direction of its Board of Directors. The same persons currently serve as directors and officers of both The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. The name, age, address, principal occupations during the past five years and other information with respect to each of the directors of the Companies are as follows:

LILLI GUST*

700 North Water Street
Milwaukee, Wisconsin
(PRESIDENT AND A DIRECTOR OF EACH COMPANY)

          Ms. Gust, 53, is President, Treasurer and a director of the Adviser and has been an officer of the Adviser since February, 1978. She is President and a director of The Primary Trend Fund, Inc. and has been an officer and a director thereof since its inception in 1986. She is also President and a director of The Primary Income Funds, Inc. and has been an officer and a director thereof since its inception in 1989.

BARRY S. ARNOLD*
---------------
700 North Water Street
Milwaukee, Wisconsin
(VICE PRESIDENT, ASSISTANT SECRETARY AND DIRECTOR OF EACH COMPANY)

          Mr. Arnold, 34, has served as the Vice President, Assistant Secretary and a director of both The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. since January, 1997. Prior to that time, he served as Assistant Secretary of each of the Companies. Mr. Arnold is also Vice President, Secretary and a director of the Adviser. He joined the Adviser in September, 1987.

--------------------
          * Ms. Gust and Mr. Barry S. Arnold are directors who are "interested persons" of the Companies as that term is defined in the Investment Company Act of 1940.

CLARK J. HILLERY
----------------
700 North Water Street
Milwaukee, Wisconsin
(A DIRECTOR OF EACH COMPANY)

          Mr. Hillery, 49, was General Manager of Meta Graphix from August, 1998 through July, 1999. He was President and owner of Ink Printing Corporation from August, 1979 until August, 1998, when Meta Graphix acquired Ink Printing Corporation.

HAROLD L. HOLTZ
---------------
700 North Water Street
Milwaukee, Wisconsin
(A DIRECTOR OF EACH COMPANY)

          Mr. Holtz, 75, is retired. He was employed as a certified public accountant by Egan & Associates, CPAs from January, 1996 to December, 1997. Prior to his employment with Egan & Associates, CPAs, he was sole proprietor of Harold L. Holtz, CPA, from November, 1987 to December, 1995.

          The name, address, principal occupation during the past five years and other information with respect to the officer of the Company who is not a director is as follows:

JAMES R. ARNOLD
---------------
700 North Water Street
Milwaukee, Wisconsin
(SECRETARY-TREASURER OF EACH COMPANY)

          Mr. Arnold, 42, is the Secretary-Treasurer of both The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. Since January, 1997, Mr. Arnold has served as Administration Services Manager of Sunstone Financial Group, Inc., the administrator of the Funds. Mr. Arnold was employed by the Adviser from October, 1985 to January, 1997.

          Barry S. Arnold and James R. Arnold are brothers.

          During the fiscal year ended June 30, 1999, each Company paid $1,000 in aggregate remuneration to its disinterested directors. Each Company's standard method of compensating directors is to pay each disinterested director a fee of $250 for each meeting of the Board of Directors of such Company attended. The table below sets forth the compensation paid by each Company to each of the current directors of the Companies during the fiscal year ended June 30, 1999:

                            Aggregate         Pension or Retirement          Estimated Annual      Total Compensation
                            Compensation      Benefits Accrued As Part of    Benefits Upon         from Company Paid
Name of Person              from Company      Company Expenses               Retirement            to Directors
--------------              ------------      ----------------               ----------            ------------
                                              The Primary Trend Fund, Inc.
Barry S. Arnold                  $0                      $0                         $0                     $0
Lilli Gust                       $0                      $0                         $0                     $0
Clark J. Hillery                $500                     $0                         $0                    $500
Harold L. Holtz                 $500                     $0                         $0                    $500

                                             The Primary Income Funds, Inc.

Barry S. Arnold                  $0                      $0                         $0                     $0
Lilli Gust                       $0                      $0                         $0                     $0
Clark J. Hillery                $500                     $0                         $0                    $500
Harold L. Holtz                 $500                     $0                         $0                    $500

                             OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

          The following table sets forth certain information regarding the ownership of outstanding shares of each of The Primary Trend Fund, The Primary Income Fund and The Primary U.S. Government Fund, as of July 31, 1999, by (i) each person known by the Companies to own more than 5% of a Fund's outstanding shares, and (ii) all directors and officers of the Companies as a group. Unless otherwise indicated, each shareholder possesses both record and beneficial ownership of the shares listed opposite his or her name.

                             The Primary Trend Fund

                                               Amount of
      Name and Address                         Beneficial             Percent
      of Beneficial Owner                      Ownership              of Class
      -------------------                      ----------             --------

Ruth L. Leef                                    208,320                 12.4%
Elm Grove, Wisconsin 53122

George L. & Ruth L. Leef                         84,347                  5.0%
Elm Grove, Wisconsin  53122

Directors and Officers as                       141,920(1)(2)            8.4%
a Group (5 persons)

                             The Primary Income Fund

                                               Amount of
      Name and Address                         Beneficial             Percent
      of Beneficial Owner                      Ownership              of Class
      -------------------                      ----------             --------

Steven Mayer                                     27,077                  7.7%
Crystal Lake, Illinois  60039

Barry S. Arnold                                  25,328                  7.2%
New Berlin, Wisconsin  53146

James R. Arnold                                  24,361                  7.0%
Big Bend, Wisconsin  53013

Carolyn M. Gross Beneficiary IRA                 24,331                  7.0%
New Berlin, Wisconsin  53146

Arnold Investment Counsel, Inc. 401(k) Plan      21,631                  6.2%
Milwaukee, Wisconsin  53202

Directors and Officers as                       105,713(1)              30.2%
a Group (5 persons)


                        The Primary U.S. Government Fund

                                               Amount of
      Name and Address                         Beneficial             Percent
      of Beneficial Owner                      Ownership              of Class
      -------------------                      ----------             --------

Arnold Investment Counsel                        19,038                 24.1%
   Incorporated
Milwaukee, Wisconsin 53202

Lilli Gust(3)                                     8,256                 10.4%
Milwaukee, Wisconsin  53202)

Patricia Frey IRA Rollover                        6,055                  7.7%
Brookfield, Wisconsin  53005

Pro Safety Inc. 401(k) Profit Sharing Plan        6,011                  7.6%
Milwaukee, Wisconsin  53202

Holger A. Olsson IRA                              4,814                  6.1%
Presque Isle, Wisconsin  54557

                                               Amount of
      Name and Address                         Beneficial             Percent
      of Beneficial Owner                      Ownership              of Class
      -------------------                      ----------             --------

Bruce A. Struckman                                4,146                  5.2%
Western Springs, Illinois 60558

Barry S. Arnold                                   4,118                  5.2%
New Berlin, Wisconsin 53146

Carolyn M. Gross Beneficiary IRA                  3,961                  5.0%
New Berlin, Wisconsin 53146

Directors and Officers as a                      35,849 (1)             45.3%
Group (5 persons)

---------------------

(1) The amount shown includes the shares of such Fund held of record by Arnold Investment Counsel Incorporated. See note (3) below.

(2) The amount shown includes shares of such Fund held by a trust for which James R. Arnold serves as trustee.

(3) Arnold Investment Counsel Incorporated is controlled by Lilli Gust. See "INVESTMENT ADVISER."

          By virtue of her stock ownership (including shares held by Arnold Investment Counsel Incorporated, which she controls), Lilli Gust is deemed to control The Primary U. S. Government Fund. In combination with the holders of more than 15.5% of The Primary U.S. Government Fund's outstanding stock, she owns sufficient shares to approve or disapprove all matters (other than the election of directors of The Primary Income Funds, Inc. or the approval of auditors) brought before such Fund's shareholders. Ms. Gust does not control The Primary Income Fund, The Primary Trend Fund or either of the Companies.

                      INVESTMENT ADVISER AND ADMINISTRATOR

          The investment adviser to the Funds is Arnold Investment Counsel Incorporated (the "Adviser"). The Adviser is controlled by Lilli Gust, by virtue of her having voting control of a majority of the Adviser's outstanding shares. Pursuant to investment advisory agreements between the respective Funds and the Adviser (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory and management services to the Funds. The Adviser supervises and manages the investment portfolio of each of the Funds and, subject to such policies as the Boards of Directors of the respective Companies may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds. The Adviser, at its own expense and without separate reimbursement from any of the Funds, provides the Funds with copies of The Primary Trend investment letter for distribution to shareholders; furnishes office space and all necessary office facilities, equipment and executive personnel for managing each Fund and maintaining its organization; bears all sales and promotional expenses of the Funds, other than expenses incurred in complying with laws regulating the issuance or sale of securities; and pays the salaries and fees of all officers and directors of the Companies (except the fees paid to directors who are not "interested persons" of the Companies). For the foregoing, the Adviser receives from each of The Primary Trend Fund and The Primary Income Fund a monthly fee at the annual rate of .74% of such Fund's average daily net assets and from The Primary U.S. Government Fund a monthly fee at the annual rate of .65% of such Fund's average daily net assets.

          For the fiscal years ended June 30, 1999, 1998 and 1997, The Primary Trend Fund paid the Adviser fees of $156,169 $180,773 and $166,935, respectively, pursuant to its Advisory Agreement. For the fiscal years ended June 30, 1999, 1998 and 1997, the Adviser effectively waived 100% of its advisory fees for The Primary Income Fund and The Primary U.S. Government Fund as a result of the expense reimbursements discussed below.

          The Funds will pay all of their expenses not assumed by the Adviser pursuant to the Advisory Agreements, including, but not limited to: the costs of preparing and printing their registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; the expense of registering their shares with the Securities and Exchange Commission and the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; interest charges; brokerage commissions; and expenses incurred in connection with portfolio transactions. The Funds will also pay: the fees of directors who are not interested persons of the Companies; director and officer liability insurance, if any; salaries of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustee having custody of the Funds' assets; expenses of calculating the Funds' net asset values and repurchasing and redeeming shares; and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any related problems.

          Effective September 1, 1997, the Adviser agreed to reimburse each of The Primary Income Fund and The Primary U.S. Government Fund for all expenses exceeding an annual rate of 1.00% of its average daily net assets (for this purpose "all expenses" include the investment advisory fee, but exclude interest, taxes, brokerage commissions and extraordinary items). It is each of such Funds' practice, if any expense reimbursement is necessary, to reduce the investment advisory fee and any other amounts owed the Adviser, by the amount of such excess. These voluntary reimbursements to The Primary Income Fund and The Primary U.S. Government Fund may be modified or discontinued at any time by the Adviser. During the fiscal year ended June 30, 1997 and the period from July 1, 1997 to August 31, 1997 the Adviser agreed to reimburse The Primary Income Fund for all expenses exceeding an annual rate of .84% of its average daily net assets and The Primary U.S. Government Fund for all expenses exceeding an annual rate of .75% of its average daily net assets. During each of the last three fiscal years, each of such Funds' expenses exceeded their respective limits resulting in the fee waivers and expense reimbursements set forth below:

                                                                  Reimbursements
                                     Fiscal Year                    in Addition
                      Fund          Ended June 30   Fees Waived   to Fee Waivers
                      ----          -------------   -----------   --------------

The Primary Income Fund                 1999          $31,894         $16,408
                                        1998          $34,852         $14,525
                                        1997          $32,899         $ 5,154

The Primary U.S. Government Fund        1999          $ 5,022         $33,391
                                        1998          $ 4,930         $33,679
                                        1997          $ 4,977         $24,435

          Under the Advisory Agreements, regardless of the voluntary expense reimbursements discussed above, the Adviser must reimburse each Fund (including The Primary Trend Fund) to the extent that its annual operating expenses, including investment advisory fees (net of any reimbursements made by the Adviser), but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Funds. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund records an account receivable from the Adviser for the amount of such excess. In such a situation, the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Funds' fiscal year if accrued expenses thereafter fall below this limit. The adjustment will be reconciled at the end of the Fund's fiscal year and not carried forward. Except as set forth in the preceding paragraph, no reimbursement was required for the Funds during the fiscal years ended June 30, 1999, 1998 and 1997.

          Each of the Advisory Agreements will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Advisory Agreements provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the applicable Company or by vote of a majority of the shares of the applicable Fund, on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

          The administrator to the Funds is Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 (the "Administrator"). Each of the Companies and the Administrator entered into administration and fund accounting agreements on January 27, 1997 (the "Administration Agreements") that will remain in effect unless terminated as provided below.

          Pursuant to the Administration Agreements the Administrator calculates the daily net asset value of each Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For these services, the Administrator receives from each of the Funds a monthly fee at the annual rate of .15% on the first $50,000,000 of each Fund's average net assets, .12% on the next $50,000,000, and .07% on average net assets in excess of $100,000,000, subject to an annual minimum of $35,000, $25,000 and $15,000 for The Primary Trend Fund, The Primary Income Fund and The Primary U.S. Government Fund, respectively, plus out-of-pocket expenses.

          For the fiscal year ended June 30, 1999 The Primary Trend Fund, The Primary Income Fund and The Primary U.S. Government Fund paid the Administrator $36,776, $27,821 and $16,416, respectively, pursuant to the Administration Agreements. For the fiscal year ended June 30, 1998 The Primary Trend Fund, The Primary Income Fund and The Primary U.S. Government Fund paid the Administrator $37,983, $27,015 and $15,995, respectively, pursuant to the Administration Agreements. For the period from January 27, 1997 through June 30, 1997, The Primary Trend Fund, The Primary Income Fund and The Primary U.S. Government Fund paid the Administrator $21,461, 13,323 and $7,363, respectively, pursuant to the Administration Agreements. Each of the Administration Agreements may be terminated on not less than 90 days' notice, without the payment of any penalty, by the Board of Directors of the applicable Company or by the Administrator. Pursuant to the Administration Agreements, the Administrator also provides fund accounting services to each of the Funds.

          The Advisory Agreements and the Administration Agreements provide that the Adviser and the Administrator, as the case may be, shall not be liable to any of the Funds or their shareholders for anything other than willful misfeasance, bad faith, negligence (gross negligence in the case of the Advisory Agreements) or reckless disregard of its obligations or duties. The Advisory Agreements and the Administration Agreements also provide that the Adviser and the Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value of each Fund is determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

          Notwithstanding the preceding paragraph, the net asset value for The Primary U.S. Government Fund also will not be determined on days when the Federal Reserve is closed. In addition to the days on which the New York Stock Exchange is not open for trading, the Federal Reserve is closed on Columbus Day and Veterans Day.

          The net asset value (or "price") per share of each Fund is determined by dividing the total value of that Fund's investments and other assets less any liabilities, by its number of outstanding shares.

          In calculating the net asset value of the Funds, portfolio securities listed on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last sale price on the day the valuation is made. If no sale is reported, the average of the latest bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the appropriate Company's Board of Directors. Securities with maturities of 60 days or less are valued at amortized cost.

                        PERFORMANCE AND YIELD INFORMATION

          From time to time the Funds may provide performance information in advertisements, sales literature or information to shareholders. Fund performance may be quoted numerically or may be represented in a table, graph or other illustration by presenting one or more performance measurements, including total return, average annual total return and yield.

          Any total return quotation for The Primary Trend Fund, The Primary Income Fund or The Primary U.S. Government Fund will assume the reinvestment of all dividends and capital gains distributions which were made by the applicable Fund during that period. Any period total return quotation of a Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by $1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding
(A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual total return quotation of a Fund will be calculated by dividing the value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees.

          The foregoing computation may also be expressed by the following formula:

                                  P(1+T)n = ERV

          P    =    a hypothetical initial payment of $10,000

          T    =    average annual total return

          n    =    number of year

          ERV  =    ending value  of a  hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.

          The Primary Trend Fund's annual compounded rate of return for the one, five and ten year periods ended June 30, 1999 were 4.68%, 14.69% and 9.62%, respectively, and for the period from September 15, 1986 (beginning of operations) through June 30, 1999 was 10.06%. The Primary Income Fund's annual compounded rate of return for the one and five year periods ended June 30, 1999 were 2.97% and 14.09%, respectively, and for the period from September 1, 1989 (beginning of operations) through June 30, 1999 was 11.33%. The Primary U.S. Government Fund's annual compounded rate of return for the one and five year periods ended June 30, 1999 were 3.79% and 6.18%, respectively, and for the period from September 1, 1989 (beginning of operations) through June 30, 1999, was 6.57%.

          The results below show the value of an assumed initial investment in The Primary Trend Fund of $10,000 made on September 15, 1986 through June 30, 1999, assuming reinvestment of all dividends and distributions.

                                   Value of
                                    $10,000                 Cumulative
           June 30                Investment                 % Change
           -------                ----------                 --------
            1987                    $11,620                   +16.20%
            1988                     12,276                   +22.76
            1989                     13,606                   +36.06
            1990                     13,415                   +34.15
            1991                     14,850                   +48.50
            1992                     15,927                   +59.27

                                   Value of
                                    $10,000                 Cumulative
           June 30                Investment                 % Change
           -------                ----------                 --------
            1993                     17,225                   +72.25
            1994                     17,178                   +71.78
            1995                     20,102                   +101.02
            1996                     22,817                   +128.17
            1997                     28,803                   +188.03
            1998                     32,565                   +225.65
            1999                     34,089                   +240.89

          The foregoing results are based on historical performance and should not be considered as representative of the performance of The Primary Trend Fund, The Primary Income Fund or The Primary U.S. Government Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the fiscal years ended June 30, 1999 and 1998 to keep The Primary Income Fund's and The Primary U.S. Government Fund's total fund operating expenses at or below 1.00% of average daily net assets and during the fiscal years ended June 30, 1997, 1996, 1995, 1994, 1993, 1992 and 1991 and the ten-month period ended June
30,  1990 to keep The Primary  Income  Fund's and The  Primary  U.S.  Government
Fund's total annual fund operating expenses at or below .84% and .75%, respectively, of average daily net assets. An investment in any of the Funds will fluctuate in value and at redemption its value may be more or less than the initial investment.

          The Primary Income Fund and The Primary U.S. Government Fund may cite yields in advertisements, sales literature or information to shareholders. A quotation of a yield reflects a Fund's income over a stated period expressed as a percentage of the Fund's share price. Each Fund's yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula:

                             a-b
          YIELD      =    2[(--- + 1)6-1]
                             cd

          Where: a   =    dividends and interest earned during the
                          period.

                 b   =    expenses accrued for the period (net of
                          reimbursements).

                 c   =    the average daily number of shares
                          outstanding during the period that were
                          entitled to receive dividends.

                 d   =    the net asset value per share on the
                          last day of the period.

Capital gains and losses are not included in the yield calculation.

          The yield for the thirty days ended June 30, 1999 was 3.79% for The Primary Income Fund and 5.09% for The Primary U.S. Government Fund. Yield fluctuations may reflect changes in the applicable Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect the yield. Accordingly, such Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. Neither Fund's yield is guaranteed, nor is its principal insured.

          Yield information may be useful in reviewing the performance of each of The Primary Income Fund and The Primary U.S. Government Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of each Fund changes in response to fluctuations in interest rates and such Fund's expenses, any given yield quotation should not be considered representative of its yield for any future period. An investor should also be aware that there are differences in investments other than yield.

          Furthermore, a particular Fund's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a particular Fund and such Fund's return are not guaranteed.

          The Funds may compare their performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. For example, this may include Morningstar, Inc. and Lipper Analytical Services, Inc. (independent fund ranking services) and magazines, such as Money, Forbes and Business Week. In addition, the Funds may compare their performance to that of other selected mutual funds or recognized market indicators, including the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Such performance rankings or comparisons may be made with mutual funds that may have different investment restrictions, objectives, policies or techniques than the Funds, and such other funds or market indicators may be comprised of securities that differ from those the Funds hold or may purchase.

                               PURCHASE OF SHARES

          The Articles of Incorporation of The Primary Trend Fund, Inc. permit the issuance of shares of The Primary Trend Fund in exchange for securities of a character which are permitted investments of such Fund. The Articles of Incorporation of The Primary Income Funds, Inc. permit the issuance of shares of either The Primary Income Fund or The Primary U.S. Government Fund in exchange for securities of a character which are permitted investments of the applicable Fund. However, neither Company anticipates issuing Fund shares for investment securities in the foreseeable future. Any such issuances will be limited to a bona fide reorganization, statutory merger, or other acquisitions of portfolio securities which: (a) meet the investment objectives and policies of the applicable Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the same manner as the applicable Fund's portfolio securities.

          Each Fund offers an automatic investment plan. Pursuant to this plan shareholders wishing to invest fixed dollar amounts in a particular Fund every month can make automatic purchases of $50 or more on any date of the month. If that day is a weekend or holiday, the purchase will be made the following business day. There is no service fee for participating in this plan. To use this service, you must authorize the Funds to transfer funds from your bank checking or savings account by completing an automatic investment plan application. A separate application is needed for each Fund, which may be obtained by calling the Funds at 1-800-443-6544.

                              REDEMPTION OF SHARES

          A shareholder's right to redeem shares of any Fund will be suspended and the shareholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or
(c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the applicable Fund to dispose of such Fund's securities or to determine fairly the value of its net assets.

          Shareholders owning Fund shares worth at least $25,000 may withdraw a fixed amount at regular monthly or quarterly intervals through the Funds'
systematic  withdrawal  plan.  Shareholders   participating  in  the  systematic
withdrawal plan cannot hold shares in certificate form. The systematic withdrawal plan is not available for IRA accounts or other retirement plans. To establish a systematic withdrawal plan, shareholders should call the Funds at 1-800-443-6544 for the necessary forms.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of planned periodic redemption of shares in the shareholder's account. Redemptions can be made monthly or quarterly on any day the shareholder chooses. If that day is a weekend or holiday, the redemption will be made the following business day. Participation in the systematic withdrawal plan requires that all income and capital gains distributions payable on shares held in the shareholder's account be reinvested in additional shares. Shareholders may deposit additional Fund shares in their account at any time.

          Withdrawal payments cannot be considered as yield or income on a shareholder's investment, since portions of each payment may consist of a return of capital. Depending on the size or frequency of the withdrawals requested, and the fluctuation in the value of a Fund's portfolio, redemptions for the purpose of making such withdrawals may reduce or even exhaust the account.

          Shareholders may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by giving two weeks advance notice to the Funds. Certain changes may be made by telephone.

                                EXCHANGING SHARES

          Shareholders may exchange shares of any Fund for shares of the Firstar Money Market Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in the Firstar Money Market Fund. Any shareholder who considers making such an investment through the exchange privilege should obtain and review the prospectus of the Firstar Money Market Fund before exercising the exchange privilege. The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the shareholder or at his or her discretion to any person other than the Funds or (ii) the proceeds from redemption in the shares of the Firstar Money Market Fund are not immediately reinvested in shares of the Funds through a subsequent exercise of the exchange privilege. Shareholders may exchange shares only for shares that have been registered in their state.

          Exchanges may only be made between identically registered accounts. If certificates are held, they must first be properly delivered with the shareholder's exchange request. Exchanges with the Firstar Money Market Fund are subject to its minimum purchase and redemption amounts. Once an exchange request is made, it may not be modified or cancelled.

          The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. The Primary Trend Funds are not suitable for that purpose. The Funds reserve the right, at any time without prior notice, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to other shareholders, the Funds reserve the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of any one Fund during any twelve-month period or three exchanges during any three-month period.

          In an effort to avoid the risks often associated with market timers and short-term trading strategies, the Funds have set the maximum telephone exchange per account per day at $100,000, with a maximum of $1,000,000 per day per related accounts. Each Fund reserves the right to refuse a telephone exchange if it believes it to be in the best interest of all shareholders to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by the Funds or Firstar Mutual Fund Services, LLC. Neither the Funds, Firstar Mutual Fund Services, LLC nor their agents will be liable for following instructions received by telephone that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. Only two (2) telephone exchanges per account are allowed during any twelve-month period.

          Shareholders may exchange fixed dollar amounts between Funds (including the Firstar Money Market Fund) and/or Fund accounts automatically every month, every quarter or annually by using the Funds' automatic exchange plan. The automatic exchange transaction can be made on any day the shareholder chooses. If that day is a weekend or holiday, the exchange will be made the following business day. The minimum exchange per transaction is $50. Shareholders may also automatically exchange dividend and capital gain distributions between Funds on the dividend payment date. The automatic exchange plan is not available for exchanges from regular accounts into IRA or other qualified plan accounts. Shareholders should call the Funds at 1-800-443-6544 to obtain the forms necessary to establish the automatic exchange plan.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the appropriate Company's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The most favorable price to the Funds means the best net price without regard to the mix between the purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Funds may also allocate portfolio brokerage on the basis of recommendations to purchase shares of the applicable Fund made by brokers if the Adviser reasonably believes the commissions and transaction quality are comparable to that available from other brokers.

          In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the same transaction, if the Adviser determines that such commission is reasonable in relation to the value of the services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which it exercises investment discretion.

          Brokerage commissions paid by The Primary Trend Fund during its fiscal years ended June 30, 1999, 1998 and 1997 totaled $46,707 on transactions of $14,810,022; $43,058 on transactions of $14,401,904; and $52,134 on transactions of $27,964,127, respectively. During the fiscal year ended June 30, 1999, The Primary Trend Fund paid commissions of $39,192 on transactions of $13,376,683 to brokers who provided research services to the Adviser. Brokerage commissions paid by The Primary Income Fund during its fiscal years ended June 30, 1999, 1998 and 1997 totaled $8,386 on transactions of $2,637,803; $5,619 on transactions of $2,244,644; and $11,316 on transactions of $4,314,992, respectively. During the fiscal year ended June 30, 1999, The Primary Income Fund paid commissions of $7,856 on transactions of $2,494,378 to brokers who provided research services to the Adviser. The Primary U.S. Government Fund paid no brokerage commissions during its fiscal years ended June 30, 1999, 1998 and 1997.

                                    CUSTODIAN

          Firstar Bank Milwaukee, NA ("Firstar Bank"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Bank holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the respective Companies. Firstar Bank does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. An affiliate of Firstar Bank, Firstar Mutual Fund Services, LLC, acts as the Funds' transfer agent and dividend disbursing agent.

                                      TAXES

          Each of the Funds intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

          Dividends from each Fund's net investment income and distributions from each Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. The 70% dividends-received deduction for corporations may apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by a Fund from domestic corporations in any year are less than 100% of such Fund's net investment company income taxable distributions.

          Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital.

          Shareholders may realize a capital gain or capital loss in any year in which they redeem shares. The gain or loss is the difference between the shareholder's basis (cost) and the redemption price of the shares redeemed.

          Each Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his Social Security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the account application and should be completed when the account is opened.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              INDEPENDENT AUDITORS

          The Funds' independent auditors, Ernst & Young LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

                              SHAREHOLDER MEETINGS

          The Wisconsin Business Corporation Law permits registered investment companies, such as the Companies, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. Each of the Companies has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Investment Company Act of 1940: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

          Each Company's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          With respect to each Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

The Primary Trend Fund, Inc.

          The Primary Trend Fund's authorized capital consists of 30,000,000 shares of common stock. Each share has one vote, and all shares participate equally in dividends and other distributions by such Fund and in the residual assets of the Fund in the event of liquidation. Shares of The Primary Trend Fund, Inc. have no preemptive, conversion, subscription or cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors.

The Primary Income Funds, Inc.

          The authorized capital of The Primary Income Funds, Inc. consists of 30,000,000 Primary Income Fund shares and 30,000,000 Primary U.S. Government Fund shares. Each share has one vote. Generally, Primary Income Fund shares and Primary U.S. Government Fund shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Wisconsin law or the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement). The shares of The Primary Income Fund and The Primary U.S. Government Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of The Primary Income Funds, Inc. in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each of The Primary Income Fund and The Primary U.S. Government Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. Shares of each Fund participate equally in the residual assets of the respective Fund in the event of liquidation. Shares of the Funds have no preemptive, conversion, subscription, or cumulative voting rights. Consequently, the holders of more than 50% of the shares of The Primary Income Funds, Inc. voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors.

Miscellaneous

          The shares of each Fund are redeemable and transferable. All shares issued and sold by The Primary Trend Funds will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares have the same rights proportionately as to full shares.

          The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. are separately incorporated investment companies. Each of the Funds is described in the Prospectus and the Statement of Additional Information in order to help investors understand the similarities and differences among the Funds. Because the Funds share a Prospectus and Statement of Additional Information, there is a possibility that one Fund might become liable for a misstatement, inaccuracy or disclosure in a Prospectus or Statement of Additional Information concerning another Fund.

                        DESCRIPTION OF SECURITIES RATINGS

          Each of the Funds may invest in "investment grade" corporate obligations (securities rated "BBB" or better by Standard & Poor's Corporation or "Baa" or better by Moody's Investors Service, Inc.). Additionally, The Primary Trend Fund and The Primary Income Fund also may, from time to time, purchase corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstance. Finally each of the Funds may invest in commercial paper rated in the highest two rating categories of Standard & Poor's Corporation or Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Corporation ("Standard & Poor's") Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

          I.      Likelihood of default - capacity and  willingness of
                        the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.     Nature of and provisions of the obligation;

          III.    Protection afforded by, and relative position of the
                        obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

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

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          BBB - Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Moody's Investors Service, Inc. ("Moody's") Bond Ratings.
          --------------------------------------------------------

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rate A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.